SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 October 1, 1999

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                                  EPITOPE, INC.
               (Exact name of Registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     1-10492
                              (Commission File No.)

                                   93-0779127
                        (IRS Employer Identification No.)

      8505 S.W. Creekside Place
          Beaverton, Oregon                                     97008
(Address of principal executive offices)                      (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 641-6115


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Item 5.     Other Events.

On October 1, 1999, Epitope, Inc. (the "Company") announced that John W. Morgan, its President and Chief Executive Officer, had notified the Company of his resignation. The Company's Chief Financial Officer, Charles E. Bergeron, will serve as Interim President after Mr. Morgan leaves the Company and until the Company selects a permanent successor. Mr. Morgan will remain on the board of directors.


A copy of a press release announcing the changes is filed as an exhibit to this report.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable.

            (b)   Not applicable.

            (c)   Exhibits.

The exhibits filed herewith are listed in the exhibit index following the signature page of this report.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EPITOPE, INC.


Dated:  October 1, 1999             By: /s/ Charles E. Bergeron
                                    Charles E. Bergeron
                                    Chief Financial Officer


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                                  EXHIBIT INDEX

99 Press release dated October 1, 1999.